Exhibit 10.10

FREEHAND SYSTEMS                                                    CONFIDENTIAL
DEALER CHANNEL AGREEMENT
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                            DEALER CHANNEL AGREEMENT


This agreement is made and entered into this ___ day of ________, 20__, between FreeHand Systems, Inc. ("FreeHand"), a Nevada corporation, with headquarters at 95 First Street, Los Altos, CA 94022 USA, and ______________________ ("Dealer"),
whose headquarters is located at .

FreeHand wishes to enter into an agreement ("Agreement") to have Dealer promote FreeHand products as defined by the terms of this agreement.

1- Dealer hereby agrees to represent FreeHand and market FreeHand products actively to its customer base and in its target markets.
2- FreeHand will supply MusicPad Pro Product Line, including accessories, to Dealer at discounts shown on Pricing Attachment, provided that Dealer and FreeHand have agreed on a committed forecast and delivery schedule above the threshold quota established by FreeHand for each annual period.
3- Dealer may participate in sale of digital sheet music according to the current program guidelines for digital music sales that shall govern any discounting.
4- Freehand and Dealer will partner to market and promote MusicPad Pro product line as described in attached Exhibit A.
5- Exhibit A is made a part of the Agreement and all terms and conditions therein shall be applicable to the Agreement.

This agreement supersedes any prior agreement between the Dealer and FreeHand.

In WITNESS WHEREOF, the parties have executed this Agreement on the date set forth above.


FOR Dealer:                                 FOR FreeHand Systems, Inc.:


__________________________________          ____________________________________
Signature                                   Signature

__________________________________          ____________________________________
Print Name                                  Print Name

__________________________________          ____________________________________
Title                                       Title

__________________________________          ____________________________________
Date                                        Date


                                                          FreeHand Systems, Inc.
                                 95 First Street, #200, Los Altos, CA 94022, USA
                                 Tel: +1 (650) 941-0742 / Fax: +1 (650) 941-0207
                                                         www.freehandsystems.com

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FreeHand Systems / AWL / Rev. May 17, 2006                           Page 1 of 3

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FREEHAND SYSTEMS                                                    CONFIDENTIAL
DEALER CHANNEL AGREEMENT
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EXHIBIT A
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PRICING, COMMISSIONS, TERMS & CONDITIONS
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o    Dealer's threshold quota as of _________ is an annual volume of ______ MPP
     Units.

o Manufacturer's Suggested Retail Prices (MSRP) for all markets are as listed in the current Dealer price list. These prices apply to all markets worldwide.

o Dealer price lists are revised and updated from time-to-time including terms and conditions. The most recently published price list and terms sheets apply to all transactions on or after the release date.

o Quantity Discounts are offered to Dealers for volume purchases and are based on annual volumes using 12 month committed forecast agreed between FreeHand and Dealer. A Dealer must carry inventory for resale to other dealers or for sale to consumers in order to qualify for discounts.

o    Dealer prices are not offered to consumers or other individual purchasers.

o MSRP and discount schedules may be changed by FreeHand at any time with or without prior notice.

o FreeHand may from time-to-time offer promotional pricing (sale promotions) based on the terms established at time of promotion's announcement.

o FreeHand may at its discretion bundle products and services or create market specific specialized products. These may be subject to exclusions, special pricing, customized terms and conditions for each bundle or specialized product.

o Requests for adjustments for inventory must be received within 90-days of price change announcements and will be at the sole discretion of FreeHand.

o Product features and model configurations are as described in the FreeHand's product brochures or web site at www.freehandsystems.com. FreeHand may change product features and configurations from time to time and may add or delete models or accessories. Distributors and Dealers will be notified of changes.

o FreeHand offers programs for Distributors and Dealers to earn commissions for sale of digital sheet music. (Details available.)

o All sales are in US dollars. The Distributors or Dealer is responsible for conversion from US dollars to local currency.

o All sales are net 30 days from date of invoicing, subject to credit approval by FreeHand.

     o   FreeHand will determine the criteria for credit approval.

     o FreeHand reserves the right to request pre-payment or the payment of a deposit.

     o Until a Dealer has established credit with FreeHand, all sales are cash basis, may be executed with credit card, by bank draft, or by bank-to-bank wire transfer.

     o FreeHand's corporate office will supply specific requirements and procedures regarding credit card, bank draft and wire transfer transactions upon request.

o Delinquent accounts are subject to interest, compounded daily from original date of invoicing at US prime rate PLUS 6%.

     o FreeHand may elect at its sole discretion to suspend shipments to delinquent account.

o All sales are FOB at FreeHand facilities in California and buyer shall pay shipping charges from California plus any applicable taxes, fees and insurance.

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FreeHand Systems / AWL / Rev. May 17, 2006                           Page 2 of 3

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FREEHAND SYSTEMS                                                    CONFIDENTIAL
DEALER CHANNEL AGREEMENT
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     o   For international shipments, the buyer is responsible for all import regulations, document filings, and other government-mandated requirements.

     o Buyer may specify shipping method or carrier and provide account information for direct billing of freight charges.

o Returns require a "return material authorization" (RMA) from FreeHand. Dealers will be charged a repair charge when appropriate, a restocking fee for returns (15% of original invoice pricing) and are responsible for freight and shipping charges.

o Support is provided directly from FreeHand via email or telephone at support@freehandsystems.com , via telephone at 650-941-0742 or US toll free at 800-917-1949.

     o Overseas Dealers provide first level support for their customers. Freehand defines the support level, provides training as appropriate and second level support is available for customers through Dealers.

     o FreeHand products are offered with one-year warranty and additional year extension (total of two years) for $75 (Dealer Price). Warranty specifics are available in FreeHand's standard warranty agreement. . Enhanced warranty protections beyond standard warranty terms may be offered by FreeHand at special pricing.

o FreeHand may help with advertising, promotional materials (brochures, flyers, direct mail, etc.) and online web pages as appropriate. FreeHand may provide materials including headlines, text, graphics, photographs, logos, layouts, and photo-ready artwork as agreed between Dealer and FreeHand. Any advertising, promotional materials (brochures, flyers, direct mail, etc.) and online web pages developed by Dealer must be reviewed and approved by FreeHand prior to publication and Dealer use. FreeHand reserves the right for final control of how all FreeHand' products are promoted.

     o Trademarks and logos remain the sole property of FreeHand and their use is allowed by Dealers for promotion of the MusicPad Pro product line only. Trademarks and logos may not be used for any other purpose. At any time, with notice from FreeHand, Dealers will cease using FreeHand' trademarks and logos immediately.

     o Trademarks, logos, copyrighted materials and other intellectual property of FreeHand must be protected and properly marked by the Dealer in printed materials, video ads and audio tracks.

o Dealer and FreeHand agree to protect the confidentiality of proprietary information of the other party.

o The relationship with FreeHand is "non-exclusive" and does NOT include any exclusive Dealer provisions. Dealer is authorized for resell only in countries specified. Dealer is authorized for sales to dealers for resale and for sales direct to consumers.

     o   Territory: United States/Canada or___________________________________

o All contracts, sales and other business transactions between FreeHand and Dealer are executed in the State of California and are governed by the laws of California and the United States. FreeHand reserves the right to have all disputes resolved by binding arbitration under the jurisdiction of California.

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FreeHand Systems / AWL / Rev. May 17, 2006                           Page 3 of 3